INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES

3. INCOME TAXES

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2012	2011	2010
Reported in operating expenses:
Current:
US federal	$23	$(55)	$(6)
State	21	21	21
Deferred:
US federal	200	248	183
State	—	—	—
Amortization of investment tax credits	(4)	(5)	(5)

Total	240	209	193

Reported in other income and deductions:
Current:
US federal	(14)	9	11
State	—	1	1
Deferred federal	8	10	10

Total	(6)	20	22

Total provision in lieu of income taxes	$234	$229	$215

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2012	2011	2010
Income before provision in lieu of income taxes	$583	$596	$567

Provision in lieu of income taxes at the US federal statutory rate of 35%	$204	$209	$198
Amortization of investment tax credits – net of deferred tax effect	(4)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(3)
Amortization of Medicare subsidy regulatory asset	14	—	—
Texas margin tax, net of federal tax benefit	14	14	13
Medicare subsidy	—	—	(1)
Nondeductible losses (gains) on benefit plan investments	(2)	(1)	(1)
Other, including audit settlements	11	15	14

Reported provision in lieu of income taxes	$234	$229	$215

Effective rate	40.1%	38.4%	37.9%

The net amounts of $2.180 billion and $2.018 billion reported in the balance sheets at December 31, 2012 and 2011, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities. Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders. Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders. Accordingly, as the temporary differences become taxable, we will pay the equity holders. In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

At December 31, 2012 and 2011, we had $52 million and $49 million of alternative minimum tax (AMT) credit carryforwards, respectively, available to offset future tax sharing payments. The AMT credit carryforwards have no expiration date. At December 31, 2012, we had net operating loss (NOL) carryforwards for federal income tax purposes of $271 million that expire between 2028 and 2032. The NOL carryforwards can be used to offset future taxable income. We expect to use all of our NOL carryforwards prior to their expiration date.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group. Effective with the November 2008 sale of equity interests to Texas Transmission and Investment LLC, we became a partnership for US federal income tax purposes. EFH Corp. and its subsidiaries file or have filed income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of EFH Corp. and its subsidiaries’ income tax returns for the years ending prior to January 1, 2007 are complete, but the tax years 1997 through 2006 remain in appeals with the IRS. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002. Subsequent to November 2008, we are not a member of the EFH Corp. consolidated tax group and assess our liability for uncertain tax positions in our partnership returns.

The IRS audit for the years 2003 through 2006 was concluded in June 2011. A number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management’s assessment of issues for purposes of determining the liability for uncertain tax positions.

We have been advised by EFH Corp. that the conclusion of all issues contested from the 1997 through 2002 IRS audit, including Joint Committee review, could occur during the first quarter of 2013. Upon such conclusion, we would expect to further reduce the liability for uncertain tax positions by approximately $29 million with a cash payment to EFH Corp. as required under the tax sharing agreement. Other than these items, we do not expect the total amount of liabilities recorded related to uncertain tax positions will change significantly in the next 12 months.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at January 1, excluding interest and penalties	$126	$82	$71
Additions based on tax positions related to prior years	18	44	31
Reductions based on tax positions related to prior years	—	—	(20)

Balance at December 31, excluding interest and penalties	$144	$126	$82

Of the balances at December 31, 2012 and 2011, $133 million and $115 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes. The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included a total of $25 million and $21 million in accrued interest at December 31, 2012 and 2011, respectively. Amounts recorded related to interest and penalties totaled an expense of $3 million and $2 million in the years ended December 31, 2012 and 2011, respectively, and a benefit of $1 million in the year ended December 31, 2010, as a result of reversals of previously accrued amounts (all amounts after tax). The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $11 million, resulting in increased net income and a favorable impact on the effective tax rate.